3001 Deming Way Middleton, WI 53562-1431 P.O. Box 620992 Middleton, WI 53562-0992 (608) 275-3340

For Immediate Release	Investor/Media Contact: Jeremy Smeltser 608-275-4917

Spectrum Brands Completes Acquisition of Tristar Products’ Kitchen Appliances and Cookware Business

Middleton, WI, February 18, 2022 – Spectrum Brands Holdings, Inc. (NYSE: SPB; “Spectrum Brands” or the “Company”), a leading global branded consumer products and home essentials company focused on driving innovation and providing exceptional customer service, announced today the completion of its previously announced acquisition of the kitchen appliances and cookware categories of Tristar Products, Inc. (“Tristar”).
“We welcome the Tristar business and employees to our Home and Personal Care (“HPC”) business and are tremendously excited about this partnership and the bright future of these two complementary assets,” said David Maura, Chairman and Chief Executive of Spectrum Brands. “I am even more excited about this strategic combination after joining our HPC global leadership and new product development, engineering and marketing teams in hosting the Tristar team last week at our Middleton, WI facilities. The energy, creativity and ideas that we have already generated, reaffirm my confidence that we will create a leading global home appliances and personal care company, separate from Spectrum Brands, with a powerful and innovative portfolio of leading brands, delivering higher margins and faster sustainable long-term growth.”
Credit Suisse Securities, RBC Capital Markets and Canaccord Genuity Sawaya Partners acted as financial advisors, and Sidley Austin LLP and Davis Polk & Wardwell LLP acted as legal counsel to Spectrum Brands on the transaction. Stifel acted as exclusive financial advisor and Venable LLP as legal counsel to Tristar Products.
About Spectrum Brands Holdings, Inc.
Spectrum Brands Holdings is a home-essentials company with a mission to make living better at home. We focus on delivering innovative products and solutions to consumers for use in and around the home through our trusted brands. We are a leading supplier of shaving and grooming products, personal care products, small household appliances, specialty pet supplies, lawn and garden and home pest control products, and personal insect repellents. Helping to meet the needs of consumers worldwide, Spectrum Brands offers a broad portfolio of market-leading, well-known and widely trusted brands including Emeril Everyday®, PowerXL®, Copper Chef®, Remington®, George Foreman®, Russell Hobbs®, Black+Decker®, Tetra®, DreamBone®, SmartBones®, Nature’s Miracle®, 8-in-1®, FURminator®, Healthy-Hide®, Good Boy®, Meowee!® , OmegaOne®, OmegaSea®, Spectracide®, Cutter®, Repel®, Hot Shot®, Rejuvenate®, Black Flag®, and Liquid Fence®. For more information, please visit www.spectrumbrands.com. Spectrum Brands – A Home Essentials Company™

Forward-Looking Statements
Certain matters discussed in this press release may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We have tried, whenever possible, to identify these statements by using the words like “future”, “anticipate”, “intend”, “plan”, “believe”, “expect”, “project”, “forecast”, “could”, “would”, “should”, “will”, “may” and similar expressions of future intent or
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the negative of such terms. These statements are based upon our current expectations of future events and projections and are subject to a number of risks and uncertainties, many of which are beyond our control and some of which may change rapidly, actual results or outcomes may differ materially from those expressed or implied herein, and you should not place undue reliance on these statements. Important factors that could cause our actual results to differ materially from those expressed or implied herein include, without limitation: (1) the ability to consummate the announced transaction on the expected terms and within the anticipated time period, or at all, which is dependent on the parties’ ability to satisfy certain closing conditions and our ability to realize the benefits of the transaction; (2) the risk that regulatory approvals that are required to complete the proposed transaction may not be received, may take longer than expected or may impose adverse conditions; (3) our ability to realize the expected benefits of such transaction and to successfully integrate the business; (4) our ability to create an independent Global Appliances business on expected terms, and within the anticipated time period, or at all, and to realize the potential benefits of such business; (5) our ability to successfully separate the Company’s Home and Personal Care business and to realize the expected benefits of such separation terms, and within the anticipated time period, or at all; (6) our discretion to conduct, suspend or discontinue our share repurchase program (including our discretion to conduct purchases, if any, in a variety of manners including open-market purchases or privately negotiated transactions); (7) the impact of the COVID-19 pandemic on our customers, employees, manufacturing facilities, suppliers, the capital markets and our financial condition, and results of operations, all of which tend to aggravate the other risks and uncertainties we face; (8) the impact of our indebtedness on our business, financial condition and results of operations; (9) the impact of restrictions in our debt instruments on our ability to operate our business, finance our capital needs or pursue or expand business strategies; (10) any failure to comply with financial covenants and other provisions and restrictions of our debt instruments; (11) the effects of general economic conditions, including the impact of, and changes to tariffs and trade policies, inflation, recession or fears of a recession, depression or fears of a depression, labor costs and stock market volatility or monetary or fiscal policies in the countries where we do business; (12) the impact of fluctuations in transportation and shipment costs, commodity prices, costs or availability of raw materials or terms and conditions available from suppliers, including suppliers’ willingness to advance credit; (13) interest rate and exchange rate fluctuations; (14) the loss of, significant reduction in, or dependence upon, sales to any significant retail customer(s); (15) competitive promotional activity or spending by competitors, or price reductions by competitors; (16) the introduction of new product features or technological developments by competitors and/or the development of new competitors or competitive brands; (17) the impact of actions taken by significant stockholders; (18) changes in consumer spending preferences and demand for our products, particularly in light of the COVID-19 pandemic and economic stress; (19) our ability to develop and successfully introduce new products, protect our intellectual property and avoid infringing the intellectual property of third parties; (20) our ability to successfully identify, implement, achieve and sustain productivity improvements (including our Global Productivity Improvement Program), cost efficiencies (including at our manufacturing and distribution operations) and cost savings; (21) the seasonal nature of sales of certain of our products; (22) the effects of climate change and unusual weather activity, as well as further natural disasters and pandemics; (23) the cost and effect of unanticipated legal, tax or regulatory proceedings or new laws or regulations (including environmental, public health and consumer protection regulations); (24) public perception regarding the safety of products that we manufacture and sell, including the potential
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for environmental liabilities, product liability claims, litigation and other claims related to products manufactured by us and third parties; (25) the impact of existing, pending or threatened litigation, government regulations or other requirements or operating standards applicable to our business; (26) the impact of cybersecurity breaches or our actual or perceived failure to protect company and personal data, including our failure to comply with new and increasingly complex global data privacy regulations; (27) changes in accounting policies applicable to our business; (28) our ability to utilize net operating loss carry-forwards to offset tax liabilities from future taxable income; (29) the impact of expenses resulting from the implementation of new business strategies, divestitures or current and proposed restructuring activities; (30) our ability to successfully implement further acquisitions or dispositions and the impact of any such transactions on our financial performance; (31) the unanticipated loss of key members of senior management and the transition of new members of our management teams to their new roles; (32) the impact of economic, social and political conditions or civil unrest in the U.S. and other countries; (33) the effects of political or economic conditions, terrorist attacks, acts of war, including any potential conflict in Ukraine, natural disasters, public health concerns or other unrest in international markets; (34) our ability to achieve our goals regarding environmental, social and governance practices; (35) our increased reliance on third party partners, suppliers, and distributors to achieve our business objectives; (36) the ability to consummate the announced Hardware and Home Improvement (“HHI”) divestiture on the expected terms and within the anticipated time period, or at all; (37) the risk that regulatory approvals that are required to consummate the proposed HHI divestiture may not be realized, may take longer than expected, or may impose adverse conditions; and (38) the other risk factors set forth in the securities filings of Spectrum Brands Holdings, Inc. and SB/RH Holdings, LLC, including our fiscal 2021 Annual Report and subsequent Quarterly Reports on Form 10-Q.

Some of the above-mentioned factors are described in further detail in the sections entitled “Risk Factors” in our annual and quarterly reports, as applicable. You should assume the information appearing in this press release is accurate only as of the date hereof, or as otherwise specified, as our business, financial condition, results of operations and prospects may have changed since such date. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the United States Securities and Exchange Commission, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

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